                                                                   EXHIBIT 10.42

               ADDENDUM TO THE CONSUMER DISTRIBUTION AGREEMENT

Distribution Agreement between Ingram Micro Inc. and A.D.A.M. Software, Inc. dated August 10, 1995 is hereby amended as follows:

Section 1.1. is deleted and replaced by;

Sections 1.1a Vendor hereby grants to Ingram, and Ingram accepts, the non-exclusive right to distribute within the territory of North America those products listed on Exhibit A (1), Consumer Products, as amended from time to time, attached hereto and made a part hereof (hereinafter all products to be distributed shall be referred to as the "Product" or "Products").

Section 1.1b Vendor hereby grants to Ingram, and Ingram accepts, the non-exclusive right to distribute within the territory of North America to the Education market in North America consisting of public, private and parochial schools encompassing grades K-12, and Education Dealers whose target products are those listed on Exhibit A (2), Education Products. The products listed on Exhibit A (2), Education Products, may be amended from time to time, attached hereto and made a part hereof (hereinafter all products to be distributed shall be referred to as the "Product" or Products").

Sections 7.2 and 7.3 under the heading of Cooperative Advertising and Marketing Funds have no affect pertaining to those products listed in Exhibit A (2), Education Products.

IN WITNESS WHEREOF, the parties have executed this Agreement.

A.D.A.M. Software, Inc.                         Ingram Micro Inc.

By /s/ Curtis Cain                              By /s/ Sanat K. Dutta
  --------------------------                      ----------------------------
Name   Curtis Cain                              Name   Sanat K. Dutta
Title   CEO                                     Title  Executive Vice President
Date   12/6/95                                  Date   January 19, 1996


By /s/ Kathy M. Anderson
  --------------------------
Name  Kathy M. Anderson
Title Sales Manager
Date  12/6/95

                     A.D.A.M. SOFTWARE EDUCATION PRODUCTS
                         (CURRENT AS OF April 1, 1996)




A.D.A.M. P/N  Product Name                                                                      Suggested Retail Price
- - ------------  ------------                                                                      ----------------------
ESM4003       A.D.A.M. Essentials School Edition-MAC                                                       129.95
              INGRAM PART NUMBER:  364823

ESD4003       A.D.A.M. Essentials School Edition-WIN                                                       129.95
              INGRAM PART NUMBER:  364822

ESLM4002      A.D.A.M. Essentials School Edition Lab Pack-MAC (FIVE USERS)                                 399.95
              INGRAM PART NUMBER 364825

ESLD4002      A.D.A.M. Essentials School Edition Lab Pack-WIN (FIVE USERS)                                 399.95
              INGRAM PART NUMBER:  364824

SNMM4002      A.D.A.M. Nine Month Miracle School Edition-MAC                                                69.95
              INGRAM PART NUMBER:  364819

SNMD4002      A.D.A.M. Nine Month Miracle School Edition-WIN                                                69.95
              INGRAM PART NUMBER:  364818

SNMLM4002     A.D.A.M. Nine Month Miracle School Ed. Lab Pack-MAC (FIVE USERS)                             199.95
              INGRAM PART NUMBER:  364821

SNMLD4002     A.D.A.M. Nine Month Miracle School Ed. Lab Pack-WIN (FIVE USERS)                             199.95
              INGRAM PART NUMBER:  364820

SATM4002      A.D.A.M. Inside Story School Edition-MAC                                                      69.95
              INGRAM PART NUMBER:  364815

SATD4002      A.D.A.M. Inside Story School Edition-WIN                                                      69.95
              INGRAM PART NUMBER:  364814

SATLM4002     A.D.A.M. Inside Story School Ed. Lab Pack-MAC (FIVE USERS)                                   199.95
              INGRAM PART NUMBER:  364817

SATLD4002     A.D.A.M. Inside Story School Edition Lab Pack-WIN (FIVE USERS)                               199.95
              INGRAM PART NUMBER:  364816

SLGD4002      Life's Greatest Mysteries School Edition-WIN                                                  69.95
              INGRAM PART NUMBER:  364826

SLGM4002      Life's Greatest Mysteries School Edition-MAC                                                  69.95
              INGRAM PART NUMBER:  364827

SLGLD4002     Life's Greatest Mysteries School Edition-WIN (FIVE USERS)                                    199.95
              INGRAM PART NUMBER:  364828

SLGLM4002     Life's Greatest Mysteries School Edition- MAC (FIVE USERS)                                   199.95
              INGRAM PART NUMBER:  364829